UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 15, 2011

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15350 Sherman Way, Suite 350, Van Nuys, CA 91406

(Address of principal executive offices) (Zip Code)

(818) 226-1968

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Change in Registrant’s Certifying Accountant

Effective as of January 15, 2011, HemaCare Corporation (the “Company”) entered into a letter agreement (the “Amendment”) with Wells Fargo Bank (the “Bank’), pursuant to which the parties amended that certain Credit Agreement, dated December 4, 2009 (the “Credit Agreement”), by and among the Company, the Bank and Coral Blood Services, Inc. (“Coral”), and the Bank waived the Company’s existing defaults under the Credit Agreement.

Under the Credit Agreement, as amended by the Amendment, outstanding borrowings, including outstanding advances and letters of credit, shall not at any time exceed the amount of cash collateral in a segregated, blocked deposit account maintained by the Company and/or Coral with the Bank, in which Bank has been granted a security interest of first priority to secure all present and future indebtedness of the Company to the Bank. The Company has pledged $660,000 in cash to the Bank, and the Company has outstanding letters of credit for an aggregate of $660,000 under the Credit Agreement.

In connection with the Amendment, the Company also entered into a First Modification To Promissory Note, and a Security Agreement Specific Rights to Payment, as modified by the Addendum attached thereto, each dated as of January 15, 2011.

The foregoing summary of the Amendment is qualified in its entirety by the actual agreements attached hereto as Exhibits 10.6 through 10.8 and incorporated herein by reference.

Item 8.01. Other Events

Included with this Current Report are Exhibits 10.1 through 10.5, which exhibits the Company is filing in response to a comment letter the Company received from the Securities Exchange Commission. The exhibits consist of material contracts previously filed by the Company with its periodic reports. The material contracts, as previously filed, omitted certain exhibits, schedules or other attachments thereto. The Company is filing the material contracts in their entirety as exhibits to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit

Number Description

10.1 * Employment Agreement dated August 29, 2006, between HemaCare Corporation and Joseph Mauro.

10.2 * Employment Agreement dated August 29, 2006, between HemaCare Corporation and Valentin Adia.

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10.3 Letter agreement dated August 29, 2006, among HemaCare Corporation, Teragenix Corporation, Dr. Lawrence Feldman and Dr. Karen Raben.

10.4 Assignment for the Benefit of Creditors made as of December 4, 2007.

10.5 Settlement Agreement and Mutual General Release entered into as of August 26, 2008, between HemaCare Corporation and Joseph Mauro and Valentin Adia.

10.6 Amendment to Credit Agreement, dated as of January 15, 2011, among Wells Fargo Bank, HemaCare Corporation and Coral Blood Services, Inc.

10.7 First Modification to Promissory Note, dated as of January 15, 2011, between HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank.

10.8 Security Agreement Specific Rights to Payment, dated January 15, 2011, between HemaCare Corporation and Wells Fargo Bank, with addendum.

_________________

* Management contract and/or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2011		HEMACARE CORPORATION

	By	Lisa Bacerra,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit

Number Description

10.1 * Employment Agreement dated August 29, 2006, between HemaCare Corporation and Joseph Mauro.

10.2 * Employment Agreement dated August 29, 2006, between HemaCare Corporation and Valentin Adia.

10.3 Letter agreement dated August 29, 2006, among HemaCare Corporation, Teragenix Corporation, Dr. Lawrence Feldman and Dr. Karen Raben.

10.4 Assignment for the Benefit of Creditors made as of December 4, 2007.

10.5 Settlement Agreement and Mutual General Release entered into as of August 26, 2008, between HemaCare Corporation and Joseph Mauro and Valentin Adia.

10.6 Amendment to Credit Agreement, dated as of January 15, 2011, among Wells Fargo Bank, HemaCare Corporation and Coral Blood Services, Inc.

10.7 First Modification to Promissory Note, dated as of January 15, 2011, between HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank.

10.8 Security Agreement Specific Rights to Payment, dated January 15, 2011, between HemaCare Corporation and Wells Fargo Bank, with addendum.

_________________

* Management contract and/or compensatory plan or arrangement.

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